Exhibit 99.1

Triumph Bancorp Reports Second Quarter Net Income to Common Stockholders of $12.7 Million

DALLAS – July 17, 2019 (GLOBE NEWSWIRE) – Triumph Bancorp, Inc. (Nasdaq: TBK) (“Triumph” or the “Company”) today announced earnings and operating results for the second quarter of 2019.

As part of how we measure our results, we use certain non-GAAP financial measures to ascertain performance.  These non-GAAP financial measures are reconciled in the section labeled “Metrics and non-GAAP financial reconciliation” at the end of this press release.

2019 Second Quarter Highlights and Recent Developments

•	For the second quarter of 2019, net income available to common stockholders was $12.7 million. Diluted earnings per share were $0.48.
•	Net interest margin (“NIM”) was 5.99% for the quarter ended June 30, 2019.
•	Total loans held for investment increased $223.0 million, or 6.2%, to $3.836 billion at June 30, 2019. Average loans for the quarter increased $172.9 million, or 4.9%, to $3.708 billion.
•

Triumph Business Capital grew period-end clients to 6,455 clients, which is an increase of 73 clients, or 1.1%. The total dollar value of invoices purchased for the quarter ended June 30, 2019 was $1.409 billion with an average invoice price of $1,612.

•

At June 30, 2019, there were 146 clients utilizing the TriumphPay platform, which is an increase of 16 clients, or 12.3%, during the quarter. For the quarter ended June 30, 2019, TriumphPay processed 149,734 invoices paying 28,126 distinct carriers a total of $168.8 million.

•

During the quarter ended June 30, 2019, the Company repurchased 590,829 shares into treasury stock under its stock repurchase program at an average price of $29.42, for a total of $17.4 million. During the six months ended June 30, 2019, the Company has repurchased 838,141 shares into treasury stock under its stock repurchase program at an average price of $29.74, for a total of $24.9 million, completing its previously announced $25.0 million stock repurchase program.

Repurchase Program Authorization

On July 17, 2019 the Company’s board of directors authorized the Company to repurchase up to an additional $25.0 million of the Company’s outstanding common stock.  The Company may repurchase these shares from time to time in open market transactions or through privately negotiated transactions at the Company’s discretion.  The amount, timing and nature of any share repurchases will be based on a variety of factors, including the trading price of the Company’s common stock, applicable securities laws restrictions, regulatory limitations and market and economic factors.  This repurchase program is authorized for a period of up to one year and does not require the Company to repurchase any specific number of shares.  The repurchase program may be modified, suspended or discontinued at any time, at the Company’s discretion.

Balance Sheet

Total loans held for investment increased $223.0 million, or 6.2%, during the second quarter to $3.836 billion at June 30, 2019. The commercial finance portfolio increased $77.6 million, or 7.0%, to $1.187 billion at June 30, 2019. The national lending portfolio increased $91.5 million, or 23.7%, to $477.2 million at June 30, 2019. The community banking portfolio increased $53.9 million, or 2.5%, to $2.172 billion at June 30, 2019.

Total deposits were $3.659 billion at June 30, 2019, an increase of $344.5 million or 10.4% in the second quarter of 2019.  Non-interest-bearing deposits accounted for 19% of total deposits and non-time deposits accounted for 57% of total deposits at June 30, 2019.

Net Interest Income

We earned net interest income for the quarter ended June 30, 2019 of $63.4 million compared to $61.3 million for the quarter ended March 31, 2019.

Yields on loans for the quarter ended June 30, 2019 were down 4 bps from the prior quarter to 7.95%. The average cost of our total deposits was 1.14% for the quarter ended June 30, 2019 compared to 0.99% for the quarter ended March 31, 2019.

Asset Quality

Non-performing assets were 0.86% of total assets at June 30, 2019 compared to 0.84% of total assets at March 31, 2019.  The ratio of past due to total loans decreased to 1.90% at June 30, 2019 from 2.33% at March 31, 2019. We recorded total net charge-offs of $1.9 million, or 0.05% of average loans, for the quarter ended June 30, 2019 compared to net charge-offs of $1.0 million, or 0.03% of average loans, for the quarter ended March 31, 2019.

We recorded a provision for loan losses of $3.7 million for the quarter ended June 30, 2019 compared to a provision of $1.0 million for the quarter ended March 31, 2019. From March 31, 2019 to June 30, 2019, our ALLL increased from $27.6 million or 0.76% of total loans to $29.4 million or 0.77% of total loans.

Non-Interest Income and Expense

We earned non-interest income for the quarter ended June 30, 2019 of $7.6 million compared to $7.5 million for the quarter ended March 31, 2019.

For the quarter ended June 30, 2019, non-interest expense totaled $50.7 million, compared to $48.6 million for the quarter ended March 31, 2019.

Conference Call Information

Aaron P. Graft, Vice Chairman and CEO and Bryce Fowler, CFO will review the quarterly results in a conference call for investors and analysts beginning at 7:00 a.m. Central Time on Thursday, July 18, 2019. Todd Ritterbusch, Chief Lending Officer, will also be available for questions.

To participate in the live conference call, please dial 1-855-940-9472 (Canada: 1-855-669-9657) and request to be joined into the Triumph Bancorp, Inc. call.  A simultaneous audio-only webcast may be accessed via the Company's website at www.triumphbancorp.com through the Investor Relations, News & Events, Webcasts and Presentations links, or through a direct link here at: https://services.choruscall.com/links/tbk190718.html. An archive of this conference call will subsequently be available at this same location on the Company’s website.

About Triumph

Triumph Bancorp, Inc. (Nasdaq: TBK) is a financial holding company headquartered in Dallas, Texas.  Triumph offers a diversified line of community banking, national lending, and commercial finance products through its bank subsidiary, TBK Bank, SSB. www.triumphbancorp.com

Forward-Looking Statements

This press release contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “could,” “may,” “will,” “should,” “seeks,” “likely,” “intends,” “plans,” “pro forma,” “projects,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: business and economic conditions generally and in the bank and non-bank financial services industries, nationally and within our local market areas; our ability to mitigate our risk exposures; our ability to maintain our historical earnings trends; risks related to the integration of acquired businesses (including our acquisitions of First Bancorp of Durango, Inc., Southern Colorado Corp., and the operating assets of Interstate Capital Corporation and certain of its affiliates) and any future acquisitions; changes in management personnel; interest rate risk; concentration of our factoring services in the transportation industry; credit risk associated with our loan portfolio; lack of seasoning in our loan portfolio; deteriorating asset quality and higher loan charge-offs; time and effort necessary to resolve nonperforming assets; inaccuracy of the assumptions and estimates we make in establishing reserves for probable loan losses and other estimates; lack of liquidity; fluctuations in the fair value and liquidity of the securities we hold for sale; impairment of investment securities, goodwill, other intangible assets, or deferred tax assets; our risk management strategies; environmental liability associated with our lending activities; increased competition in the bank and non-bank financial services industries, nationally, regionally, or locally, which may adversely affect pricing and terms; the accuracy of our financial statements and related disclosures; material weaknesses in our internal control over financial reporting; system failures or failures to prevent breaches of our network security; the institution and outcome of litigation and other legal proceedings against us or to which we become subject; changes in carry-forwards of net operating losses; changes in federal tax law or policy; the impact of recent and future legislative and regulatory changes, including changes in banking, securities, and tax laws and regulations, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and their application by our regulators; governmental monetary and fiscal policies; changes in the scope and cost of the Federal Deposit Insurance Corporation insurance and other coverages; failure to receive regulatory approval for future acquisitions; and increases in our capital requirements.

While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" and the forward-looking statement disclosure contained in Triumph’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 12, 2019.

Non-GAAP Financial Measures

This press release includes certain non‐GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non‐GAAP financial measures to GAAP financial measures are provided at the end of this press release.

The following table sets forth key metrics used by Triumph to monitor its operations. Footnotes in this table can be found in our definitions of non-GAAP financial measures at the end of this document.

	As of and for the Three Months Ended					As of and for the Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
(Dollars in thousands)	2019	2019	2018	2018	2018	2019	2018
Financial Highlights:
Total assets	$4,783,189	$4,529,783	$4,559,779	$4,537,102	$3,794,631	$4,783,189	$3,794,631
Loans held for investment	$3,835,903	$3,612,869	$3,608,644	$3,512,143	$3,196,462	$3,835,903	$3,196,462
Deposits	$3,658,978	$3,314,440	$3,450,349	$3,439,049	$2,624,942	$3,658,978	$2,624,942
Net income available to common stockholders	$12,730	$14,788	$18,085	$8,975	$12,192	$27,518	$24,070

Performance Ratios - Annualized:
Return on average assets	1.09%	1.33%	1.60%	0.90%	1.37%	1.21%	1.40%
Return on average total equity	7.83%	9.30%	11.35%	5.88%	8.53%	8.55%	10.01%
Return on average common equity	7.83%	9.30%	11.40%	5.85%	8.54%	8.55%	10.05%
Return on average tangible common equity (1)	11.19%	13.43%	16.73%	7.57%	9.95%	12.29%	11.85%
Yield on loans(2)	7.95%	7.99%	8.14%	8.33%	8.09%	7.97%	7.88%
Cost of interest bearing deposits	1.42%	1.24%	1.15%	1.08%	0.93%	1.33%	0.89%
Cost of total deposits	1.14%	0.99%	0.91%	0.85%	0.73%	1.07%	0.70%
Cost of total funds	1.40%	1.28%	1.14%	1.16%	1.06%	1.34%	1.00%
Net interest margin(2)	5.99%	6.15%	6.34%	6.59%	6.36%	6.07%	6.21%
Net non-interest expense to average assets	3.68%	3.70%	3.55%	4.19%	3.59%	3.69%	3.51%
Adjusted net non-interest expense to average assets (1)	3.68%	3.70%	3.55%	3.62%	3.47%	3.69%	3.51%
Efficiency ratio	71.37%	70.54%	65.52%	72.15%	64.26%	70.96%	64.65%
Adjusted efficiency ratio (1)	71.37%	70.54%	65.52%	63.49%	62.38%	70.96%	64.29%

Asset Quality:(3)
Past due to total loans	1.90%	2.33%	2.41%	2.23%	2.54%	1.90%	2.54%
Non-performing loans to total loans	0.96%	0.95%	1.00%	1.13%	1.43%	0.96%	1.43%
Non-performing assets to total assets	0.86%	0.84%	0.84%	0.93%	1.28%	0.86%	1.28%
ALLL to non-performing loans	79.91%	80.70%	76.47%	68.82%	53.57%	79.91%	53.57%
ALLL to total loans	0.77%	0.76%	0.76%	0.78%	0.77%	0.77%	0.77%
Net charge-offs to average loans	0.05%	0.03%	0.05%	0.12%	0.01%	0.08%	0.06%

Capital:
Tier 1 capital to average assets(4)	10.84%	11.32%	11.08%	11.75%	15.00%	10.84%	15.00%
Tier 1 capital to risk-weighted assets(4)	11.09%	11.76%	11.49%	11.16%	14.68%	11.09%	14.68%
Common equity tier 1 capital to risk-weighted assets(4)	10.19%	10.81%	10.55%	9.96%	13.32%	10.19%	13.32%
Total capital to risk-weighted assets(4)	12.88%	13.62%	13.35%	13.05%	16.73%	12.88%	16.73%
Total equity to total assets	13.45%	14.27%	13.96%	13.59%	16.00%	13.45%	16.00%
Tangible common stockholders' equity to tangible assets(1)	9.78%	10.37%	10.03%	9.35%	13.05%	9.78%	13.05%

Per Share Amounts:
Book value per share	$24.56	$24.19	$23.62	$23.10	$22.76	$24.56	$22.76
Tangible book value per share (1)	$17.13	$16.82	$16.22	$15.42	$18.27	$17.13	$18.27
Basic earnings per common share	$0.48	$0.55	$0.68	$0.34	$0.48	$1.04	$1.04
Diluted earnings per common share	$0.48	$0.55	$0.67	$0.34	$0.47	$1.03	$1.02
Adjusted diluted earnings per common share(1)	$0.48	$0.55	$0.67	$0.51	$0.50	$1.03	$1.02
Shares outstanding end of period	26,198,308	26,709,411	26,949,936	26,279,761	26,260,785	26,198,308	26,260,785

Unaudited consolidated balance sheet as of:

	June 30,	March 31,	December 31,	September 30,	June 30,
(Dollars in thousands)	2019	2019	2018	2018	2018
ASSETS
Total cash and cash equivalents	$209,305	$171,950	$234,939	$282,409	$133,365
Securities - available for sale	329,991	339,465	336,423	355,981	183,184
Securities - held to maturity	8,573	8,499	8,487	8,403	8,673
Equity securities	5,479	5,183	5,044	4,981	5,025
Loans held for sale	2,877	610	2,106	683	—
Loans held for investment	3,835,903	3,612,869	3,608,644	3,512,143	3,196,462
Allowance for loan and lease losses	(29,416)	(27,605)	(27,571)	(27,256)	(24,547)
Loans, net	3,806,487	3,585,264	3,581,073	3,484,887	3,171,915
FHLB stock	18,037	21,191	15,943	23,109	19,223
Premises and equipment, net	84,998	84,931	83,392	82,935	68,313
Other real estate owned ("OREO"), net	3,351	3,073	2,060	2,442	2,528
Goodwill and intangible assets, net	194,668	197,015	199,417	201,842	117,777
Bank-owned life insurance	40,847	40,667	40,509	40,339	40,168
Deferred tax asset, net	7,278	7,608	8,438	8,137	8,810
Other assets	71,298	64,327	41,948	40,954	35,650
Total assets	$4,783,189	$4,529,783	$4,559,779	$4,537,102	$3,794,631
LIABILITIES
Non-interest bearing deposits	$684,223	$667,597	$724,527	$697,903	$561,033
Interest bearing deposits	2,974,755	2,646,843	2,725,822	2,741,146	2,063,909
Total deposits	3,658,978	3,314,440	3,450,349	3,439,049	2,624,942
Customer repurchase agreements	12,788	3,727	4,485	13,248	10,509
Federal Home Loan Bank advances	305,000	405,000	330,000	330,000	420,000
Subordinated notes	48,983	48,956	48,929	48,903	48,878
Junior subordinated debentures	39,320	39,200	39,083	38,966	38,849
Other liabilities	74,758	72,244	50,326	50,295	44,228
Total liabilities	4,139,827	3,883,567	3,923,172	3,920,461	3,187,406
EQUITY
Preferred stock series A	—	—	—	4,550	4,550
Preferred stock series B	—	—	—	5,108	5,108
Common stock	271	271	271	264	264
Additional paid-in-capital	471,145	470,292	469,341	458,920	457,980
Treasury stock, at cost	(27,468)	(9,881)	(2,288)	(2,285)	(2,254)
Retained earnings	198,004	185,274	170,486	152,401	143,426
Accumulated other comprehensive income	1,410	260	(1,203)	(2,317)	(1,849)
Total equity	643,362	646,216	636,607	616,641	607,225
Total liabilities and equity	$4,783,189	$4,529,783	$4,559,779	$4,537,102	$3,794,631

Unaudited consolidated statement of income:

	For the Three Months Ended					For the Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
(Dollars in thousands)	2019	2019	2018	2018	2018	2019	2018
Interest income:
Loans, including fees	$47,910	$45,094	$44,435	$41,257	$38,148	$93,004	$75,031
Factored receivables, including fees	25,558	24,556	28,070	27,939	20,791	50,114	36,094
Securities	2,667	2,644	2,314	1,551	1,179	5,311	2,489
FHLB stock	146	192	154	147	101	338	206
Cash deposits	1,022	778	877	865	1,030	1,800	1,547
Total interest income	77,303	73,264	75,850	71,759	61,249	150,567	115,367
Interest expense:
Deposits	10,010	8,218	7,931	6,219	4,631	18,228	8,908
Subordinated notes	839	839	839	837	838	1,678	1,675
Junior subordinated debentures	744	760	717	714	713	1,504	1,310
Other borrowings	2,291	2,136	1,482	2,207	1,810	4,427	3,087
Total interest expense	13,884	11,953	10,969	9,977	7,992	25,837	14,980
Net interest income	63,419	61,311	64,881	61,782	53,257	124,730	100,387
Provision for loan losses	3,681	1,014	1,910	6,803	4,906	4,695	7,454
Net interest income after provision for loan losses	59,738	60,297	62,971	54,979	48,351	120,035	92,933
Non-interest income:
Service charges on deposits	1,700	1,606	1,702	1,412	1,210	3,306	2,355
Card income	2,071	1,844	1,999	1,877	1,394	3,915	2,638
Net OREO gains (losses) and valuation adjustments	148	209	37	65	(528)	357	(616)
Net gains (losses) on sale of securities	14	(11)	—	—	—	3	(272)
Fee income	1,519	1,612	1,636	1,593	1,121	3,131	1,921
Insurance commissions	961	919	846	1,113	819	1,880	1,533
Gain on sale of subsidiary	—	—	—	—	—	—	1,071
Other	1,210	1,359	574	(1)	929	2,569	1,487
Total non-interest income	7,623	7,538	6,794	6,059	4,945	15,161	10,117
Non-interest expense:
Salaries and employee benefits	28,120	26,439	25,586	24,695	20,527	54,559	39,931
Occupancy, furniture and equipment	4,502	4,522	4,402	3,553	3,014	9,024	6,068
FDIC insurance and other regulatory assessments	303	299	184	363	383	602	582
Professional fees	1,550	1,865	1,837	3,384	2,078	3,415	3,718
Amortization of intangible assets	2,347	2,402	2,438	2,064	1,361	4,749	2,478
Advertising and promotion	1,796	1,604	1,036	1,609	1,300	3,400	2,329
Communications and technology	4,988	4,874	4,388	7,252	3,271	9,862	6,630
Other	7,098	6,561	7,091	6,026	5,469	13,659	9,709
Total non-interest expense	50,704	48,566	46,962	48,946	37,403	99,270	71,445
Net income before income tax	16,657	19,269	22,803	12,092	15,893	35,926	31,605
Income tax expense	3,927	4,481	4,718	2,922	3,508	8,408	7,152
Net income	$12,730	$14,788	$18,085	$9,170	$12,385	$27,518	$24,453
Dividends on preferred stock	—	—	—	(195)	(193)	—	(383)
Net income available to common stockholders	$12,730	$14,788	$18,085	$8,975	$12,192	$27,518	$24,070

Earnings per share:

	For the Three Months Ended					For the Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
(Dollars in thousands)	2019	2019	2018	2018	2018	2019	2018
Basic
Net income to common stockholders	$12,730	$14,788	$18,085	$8,975	$12,192	$27,518	$24,070
Weighted average common shares outstanding	26,396,351	26,679,724	26,666,554	26,178,194	25,519,108	26,537,255	23,133,489
Basic earnings per common share	$0.48	$0.55	$0.68	$0.34	$0.48	$1.04	$1.04

Diluted
Net income to common stockholders	$12,730	$14,788	$18,085	$8,975	$12,192	$27,518	$24,070
Dilutive effect of preferred stock	—	—	—	195	193	—	383
Net income to common stockholders - diluted	$12,730	$14,788	$18,085	$9,170	$12,385	$27,518	$24,453
Weighted average common shares outstanding	26,396,351	26,679,724	26,666,554	26,178,194	25,519,108	26,537,255	23,133,489
Dilutive effects of:
Assumed conversion of Preferred A	—	—	89,240	315,773	315,773	—	315,773
Assumed conversion of Preferred B	—	—	100,176	354,471	354,471	—	354,471
Assumed exercises of stock options	59,962	64,166	76,219	90,320	86,821	61,819	85,123
Restricted stock awards	30,110	49,795	46,457	45,796	37,417	39,352	60,425
Restricted stock units	—	—	1,303	7,276	2,288	—	862
Performance stock units	—	—	—	—	—	—	—
Weighted average shares outstanding - diluted	26,486,423	26,793,685	26,979,949	26,991,830	26,315,878	26,638,426	23,950,143
Diluted earnings per common share	$0.48	$0.55	$0.67	$0.34	$0.47	$1.03	$1.02

Shares that were not considered in computing diluted earnings per common share because they were antidilutive are as follows:

	For the Three Months Ended					For the Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2019	2019	2018	2018	2018	2019	2018
Assumed conversion of Preferred A	—	—	—	—	—	—	—
Assumed conversion of Preferred B	—	—	—	—	—	—	—
Stock options	70,037	50,752	51,952	51,952	51,952	70,037	51,952
Restricted stock awards	—	13,290	14,513	14,513	—	—	—
Restricted stock units	58,400	58,400	—	—	—	58,400	—
Performance stock units	70,879	58,400	59,658	59,658	59,658	70,879	59,658

Loans held for investment summarized as of:

	June 30,	March 31,	December 31,	September 30,	June 30,
(Dollars in thousands)	2019	2019	2018	2018	2018
Commercial real estate	$1,098,279	$1,093,882	$992,080	$906,494	$766,839
Construction, land development, land	157,861	145,002	179,591	190,920	147,852
1-4 family residential properties	186,070	194,067	190,185	194,752	122,653
Farmland	144,594	156,299	170,540	177,313	177,060
Commercial	1,257,330	1,117,640	1,114,971	1,123,598	1,006,443
Factored receivables	583,131	570,663	617,791	611,285	603,812
Consumer	26,048	27,941	29,822	31,423	28,775
Mortgage warehouse	382,590	307,375	313,664	276,358	343,028
Total loans	$3,835,903	$3,612,869	$3,608,644	$3,512,143	$3,196,462

Our total loans held for investment portfolio consists of traditional community bank loans as well as commercial finance product lines focused on businesses that require specialized financial solutions and national lending product lines that further diversify our lending operations.

Commercial finance loans are further summarized below:

	June 30,	March 31,	December 31,	September 30,	June 30,
(Dollars in thousands)	2019	2019	2018	2018	2018
Commercial - Equipment	$395,094	$364,447	$352,037	$323,832	$290,314
Commercial - Asset-based lending	208,896	174,447	214,110	273,096	261,412
Factored receivables	583,131	570,663	617,791	611,285	603,812
Commercial finance	$1,187,121	$1,109,557	$1,183,938	$1,208,213	$1,155,538

Commercial finance % of total loans	31%	31%	33%	34%	36%

National lending loans are further summarized below:

	June 30,	March 31,	December 31,	September 30,	June 30,
(Dollars in thousands)	2019	2019	2018	2018	2018
Mortgage warehouse	$382,590	$307,375	$313,664	$276,358	$343,028
Commercial - Liquid credit	21,758	960	963	966	968
Commercial - Premium finance	72,898	77,389	72,302	75,293	51,416
National lending	$477,246	$385,724	$386,929	$352,617	$395,412

National lending % of total loans	12%	11%	11%	10%	12%

Additional information pertaining to our loan portfolio, summarized for the quarters ended:

	June 30,	March 31,	December 31,	September 30,	June 30,
(Dollars in thousands)	2019	2019	2018	2018	2018
Average community banking	$2,166,122	$2,103,816	$2,012,255	$1,748,936	$1,658,654
Average commercial finance	1,168,110	1,123,978	1,190,586	1,184,064	978,239
Average national lending	373,755	307,249	329,630	360,719	285,155
Average total loans	$3,707,987	$3,535,043	$3,532,471	$3,293,719	$2,922,047
Community banking yield	5.88%	5.91%	5.82%	5.75%	5.97%
Commercial finance yield	12.52%	12.50%	12.82%	13.00%	12.48%
National lending yield	5.62%	5.73%	5.44%	5.54%	5.35%
Total loan yield	7.95%	7.99%	8.14%	8.33%	8.09%

Information pertaining to our factoring segment, which includes only factoring originated by our Triumph Business Capital subsidiary, summarized as of and for the quarters ended:

	June 30,	March 31,	December 31,	September 30,	June 30,
	2019	2019	2018	2018	2018
Factored receivable period end balance	$544,601,000	$534,420,000	$588,750,000	$579,985,000	$577,548,000
Yield on average receivable balance	18.73%	17.96%	18.24%	18.96%	18.70%
Rolling twelve quarter annual charge-off rate	0.40%	0.39%	0.37%	0.38%	0.41%
Factored receivables - transportation concentration	83%	81%	83%	83%	84%

Interest income, including fees	$24,762,000	$23,803,000	$27,578,000	$27,420,000	$20,314,000
Non-interest income	1,205,000	1,077,000	1,032,000	942,000	920,000
Factored receivable total revenue	25,967,000	24,880,000	28,610,000	28,362,000	21,234,000
Average net funds employed	483,203,000	490,241,000	547,996,000	525,499,000	398,096,000
Yield on average net funds employed	21.55%	20.58%	20.71%	21.41%	21.39%

Accounts receivable purchased	$1,408,982,000	$1,325,140,000	$1,541,332,000	$1,503,049,000	$1,162,810,000
Number of invoices purchased	874,248	789,838	882,042	836,771	656,429
Average invoice size	$1,612	$1,678	$1,747	$1,796	$1,771
Average invoice size - transportation	$1,492	$1,541	$1,625	$1,666	$1,695
Average invoice size - non-transportation	$3,047	$3,276	$3,209	$3,267	$2,522

Net new clients	73	191	259	422	2,072
Period end clients	6,455	6,382	6,191	5,932	5,510

Deposits summarized as of:

	June 30,	March 31,	December 31,	September 30,	June 30,
(Dollars in thousands)	2019	2019	2018	2018	2018
Non-interest bearing demand	$684,223	$667,597	$724,527	$697,903	$561,033
Interest bearing demand	587,164	602,088	615,704	608,775	358,246
Individual retirement accounts	111,328	112,696	115,583	118,459	101,380
Money market	440,289	372,109	443,663	413,402	268,699
Savings	362,594	372,914	369,389	373,062	239,127
Certificates of deposit	1,122,873	851,411	835,127	854,048	751,290
Brokered deposits	350,507	335,625	346,356	373,400	345,167
Total deposits	$3,658,978	$3,314,440	$3,450,349	$3,439,049	$2,624,942

Net interest margin summarized for the three months ended:

	June 30, 2019			March 31, 2019
	Average		Average	Average		Average
(Dollars in thousands)	Balance	Interest	Rate	Balance	Interest	Rate
Interest earning assets:
Interest earning cash balances	$166,426	$1,022	2.46%	$126,372	$778	2.50%
Taxable securities	287,607	2,317	3.23%	275,642	2,169	3.19%
Tax-exempt securities	61,712	350	2.28%	88,667	475	2.17%
FHLB stock	21,851	146	2.67%	17,860	192	4.36%
Loans	3,707,987	73,468	7.95%	3,535,043	69,650	7.99%
Total interest earning assets	$4,245,583	$77,303	7.30%	$4,043,584	$73,264	7.35%
Non-interest earning assets:
Other assets	449,064			458,176
Total assets	$4,694,647			$4,501,760
Interest bearing liabilities:
Deposits:
Interest bearing demand	$592,593	$391	0.26%	$606,096	$374	0.25%
Individual retirement accounts	111,962	437	1.57%	113,636	405	1.45%
Money market	419,066	1,473	1.41%	408,953	1,331	1.32%
Savings	366,953	120	0.13%	370,067	123	0.13%
Certificates of deposit	1,006,950	5,568	2.22%	834,515	3,965	1.93%
Brokered deposits	337,086	2,021	2.40%	353,829	2,020	2.32%
Total deposits	2,834,610	10,010	1.42%	2,687,096	8,218	1.24%
Subordinated notes	48,967	839	6.87%	48,940	839	6.95%
Junior subordinated debentures	39,241	744	7.60%	39,125	760	7.88%
Other borrowings	368,455	2,291	2.49%	336,667	2,136	2.57%
Total interest bearing liabilities	$3,291,273	$13,884	1.69%	$3,111,828	$11,953	1.56%
Non-interest bearing liabilities and equity:
Non-interest bearing demand deposits	686,923			679,538
Other liabilities	64,104			65,434
Total equity	652,347			644,960
Total liabilities and equity	$4,694,647			$4,501,760
Net interest income		$63,419			$61,311
Interest spread			5.61%			5.79%
Net interest margin			5.99%			6.15%

Metrics and non-GAAP financial reconciliation:

	As of and for the Three Months Ended					As of and for the Six Months Ended
(Dollars in thousands,	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
except per share amounts)	2019	2019	2018	2018	2018	2019	2018
Net income available to common stockholders	$12,730	$14,788	$18,085	$8,975	$12,192	$27,518	$24,070
Gain on sale of subsidiary or division	—	—	—	—	—	—	(1,071)
Transaction related costs	—	—	—	5,871	1,094	—	1,094
Tax effect of adjustments	—	—	—	(1,392)	(257)	—	(9)
Adjusted net income available to common stockholders	$12,730	$14,788	$18,085	$13,454	$13,029	$27,518	$24,084
Dilutive effect of convertible preferred stock	—	—	—	195	193	—	383
Adjusted net income available to common stockholders - diluted	$12,730	$14,788	$18,085	$13,649	$13,222	$27,518	$24,467

Weighted average shares outstanding - diluted	26,486,423	26,793,685	26,979,949	26,991,830	26,315,878	26,638,426	23,950,143
Adjusted effects of assumed Preferred Stock conversion	—	—	—	—	—	—	—
Adjusted weighted average shares outstanding - diluted	26,486,423	26,793,685	26,979,949	26,991,830	26,315,878	26,638,426	23,950,143
Adjusted diluted earnings per common share	$0.48	$0.55	$0.67	$0.51	$0.50	$1.03	$1.02

Net income available to common stockholders	$12,730	$14,788	$18,085	$8,975	$12,192	$27,518	$24,070
Average tangible common equity	456,346	446,571	428,748	470,553	491,492	451,485	409,509
Return on average tangible common equity	11.19%	13.43%	16.73%	7.57%	9.95%	12.29%	11.85%

Adjusted efficiency ratio:
Net interest income	$63,419	$61,311	$64,881	$61,782	$53,257	$124,730	$100,387
Non-interest income	7,623	7,538	6,794	6,059	4,945	15,161	10,117
Operating revenue	71,042	68,849	71,675	67,841	58,202	139,891	110,504
Gain on sale of subsidiary or division	—	—	—	—	—	—	(1,071)
Adjusted operating revenue	$71,042	$68,849	$71,675	$67,841	$58,202	$139,891	$109,433
Non-interest expenses	$50,704	$48,566	$46,962	$48,946	$37,403	$99,270	$71,445
Transaction related costs	—	—	—	(5,871)	(1,094)	—	(1,094)
Adjusted non-interest expenses	$50,704	$48,566	$46,962	$43,075	$36,309	$99,270	$70,351
Adjusted efficiency ratio	71.37%	70.54%	65.52%	63.49%	62.38%	70.96%	64.29%

Adjusted net non-interest expense to average assets ratio:
Non-interest expenses	$50,704	$48,566	$46,962	$48,946	$37,403	$99,270	$71,445
Transaction related costs	—	—	—	(5,871)	(1,094)	—	(1,094)
Adjusted non-interest expenses	$50,704	$48,566	$46,962	$43,075	$36,309	$99,270	$70,351

Total non-interest income	$7,623	$7,538	$6,794	$6,059	$4,945	$15,161	$10,117
Gain on sale of subsidiary or division	—	—	—	—	—	—	(1,071)
Adjusted non-interest income	$7,623	$7,538	$6,794	$6,059	$4,945	$15,161	$9,046
Adjusted net non-interest expenses	$43,081	$41,028	$40,168	$37,016	$31,364	$84,109	$61,305
Average total assets	$4,694,647	$4,501,760	$4,488,918	$4,060,560	$3,628,960	$4,598,735	$3,520,522
Adjusted net non-interest expense to average assets ratio	3.68%	3.70%	3.55%	3.62%	3.47%	3.69%	3.51%

Total stockholders' equity	$643,362	$646,216	$636,607	$616,641	$607,225	$643,362	$607,225
Preferred stock liquidation preference	—	—	—	(9,658)	(9,658)	—	(9,658)
Total common stockholders' equity	643,362	646,216	636,607	606,983	597,567	643,362	597,567
Goodwill and other intangibles	(194,668)	(197,015)	(199,417)	(201,842)	(117,777)	(194,668)	(117,777)
Tangible common stockholders' equity	$448,694	$449,201	$437,190	$405,141	$479,790	$448,694	$479,790
Common shares outstanding	26,198,308	26,709,411	26,949,936	26,279,761	26,260,785	26,198,308	26,260,785
Tangible book value per share	$17.13	$16.82	$16.22	$15.42	$18.27	$17.13	$18.27

Total assets at end of period	$4,783,189	$4,529,783	$4,559,779	$4,537,102	$3,794,631	$4,783,189	$3,794,631
Goodwill and other intangibles	(194,668)	(197,015)	(199,417)	(201,842)	(117,777)	(194,668)	(117,777)
Tangible assets at period end	$4,588,521	$4,332,768	$4,360,362	$4,335,260	$3,676,854	$4,588,521	$3,676,854
Tangible common stockholders' equity ratio	9.78%	10.37%	10.03%	9.35%	13.05%	9.78%	13.05%

1)

Triumph uses certain non-GAAP financial measures to provide meaningful supplemental information regarding Triumph's operational performance and to enhance investors' overall understanding of such financial performance.  The non-GAAP measures used by Triumph include the following:

•

“Adjusted diluted earnings per common share” is defined as adjusted net income available to common stockholders divided by adjusted weighted average diluted common shares outstanding.  Excluded from net income available to common stockholders are material gains and expenses related to merger and acquisition-related activities, including divestitures, net of tax. In our judgment, the adjustments made to net income available to common stockholders allow management and investors to better assess our performance in relation to our core net income by removing the volatility associated with certain acquisition-related items and other discrete items that are unrelated to our core business.  Weighted average diluted common shares outstanding are adjusted as a result of changes in their dilutive properties given the gain and expense adjustments described herein.

•	"Tangible common stockholders' equity" is defined as common stockholders' equity less goodwill and other intangible assets.
•	"Total tangible assets" is defined as total assets less goodwill and other intangible assets.
•

"Tangible book value per share" is defined as tangible common stockholders' equity divided by total common shares outstanding. This measure is important to investors interested in changes from period-to-period in book value per share exclusive of changes in intangible assets.

•

"Tangible common stockholders' equity ratio" is defined as the ratio of tangible common stockholders' equity divided by total tangible assets. We believe that this measure is important to many investors in the marketplace who are interested in relative changes from period-to period in common equity and total assets, each exclusive of changes in intangible assets.

•	"Return on Average Tangible Common Equity" is defined as net income available to common stockholders divided by average tangible common stockholders' equity.
•

"Adjusted efficiency ratio" is defined as non-interest expenses divided by our operating revenue, which is equal to net interest income plus non-interest income. Also excluded are material gains and expenses related to merger and acquisition-related activities, including divestitures. In our judgment, the adjustments made to operating revenue and non-interest expense allow management and investors to better assess our performance in relation to our core operating revenue by removing the volatility associated with certain acquisition-related items and other discrete items that are unrelated to our core business.

•

"Adjusted net non-interest expense to average total assets" is defined as non-interest expenses net of non-interest income divided by total average assets. Excluded are material gains and expenses related to merger and acquisition-related activities, including divestitures.  This metric is used by our management to better assess our operating efficiency.

2)	Performance ratios include discount accretion on purchased loans for the periods presented as follows:
	For the Three Months Ended					For the Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
(Dollars in thousands)	2019	2019	2018	2018	2018	2019	2018
Loan discount accretion	$1,297	$1,557	$1,411	$1,271	$3,637	$2,854	$5,614
3)	Asset quality ratios exclude loans held for sale, except for non-performing assets to total assets.
4)	Current quarter ratios are preliminary.

Source: Triumph Bancorp, Inc.

###

Investor Relations:

Luke Wyse

Senior Vice President, Finance & Investor Relations

lwyse@tbkbank.com

214-365-6936

Media Contact:

Amanda Tavackoli

Senior Vice President, Marketing & Communication

atavackoli@tbkbank.com

214-365-6930